1. Nature of Operations and General Information	12 Months Ended
Jun. 30, 2019
Nature Of Operations And General Information
Nature of Operations and General Information

Mission NewEnergy Limited is a company domiciled in Australia (ACN: 117 065 719) and:

●	listed on the ASX (MBT). Currently the shares on the ASX are in voluntary suspension;

●	continues to seek an alternative business opportunity;

●	that has a 20% interest in an Associate owning a 250,000 tpa (approx. 75 million gallon p.a.) biodiesel refinery, located in Malaysia. The 20% interest investment is carried at NIL value as the project has stalled due to an inability of the biodiesel refinery operating entity to secure ongoing offtake sales contracts. FGVGE borrowed money from FGV Capital Sdn Bhd in 2015 as part proceeds to acquire the refinery. FGV Capital Sdn Bhd have terminated the loan facility on 24 June 2019, which is now immediately due and payable